UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington  D. C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934.

February 1, 2008

Date of Report (Date of Earliest Event Reported)

DNAPrint Genomics, Inc.
(Exact name of registrant as specified in charter)

Utah	0-31905	59-2780520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 West University Parkway, Sarasota, FL 34243
(Address of principal executive offices)

(941) 366-3400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

On January 18, 2008, the Registrant entered into a nonbinding letter of intent with Nanobac Pharmaceuticals, Incorporated (“Nanobac”).  This letter of intent was amended on February 1, 2008. This letter of intent and amendment are filed with this 8-K.

ITEM 9.01

EXHIBITS

99.01  Non-binding letter of intent dated January 18, 2008 between Nanobac Pharmaceuticals, Incorporated and the Registrant.

99.02  Amendment dated February 1, 2008 to the non-binding letter of intent between Nanobac Pharmaceuticals, Incorporate and the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DNAPrint Genomics, Inc.

By:	/s/ Richard Gabriel
Richard Gabriel
Chief Executive Officer & President